Exhibit 10(m)-1

EXECUTION VERSION

AMENDMENT NO. 1

Dated as of September 16, 2002

to

AGREEMENT FOR LEASE

Dated as of December 21, 2001

BETWEEN

LMB FUNDING, LIMITED PARTNERSHIP

as Owner

AND

LOWER MOUNT BETHEL ENERGY, LLC

as Agent

This Amendment No. 1 has been manually executed in 38 counterparts, numbered consecutively from 1 through 38, of which this is No. __. To the extent, if any, that this Amendment constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any jurisdiction), no security interest in this Amendment may be created or perfected through the transfer or possession of any counterpart other than the original executed counterpart which shall be the counterpart identified as counterpart No. 1.

Amendment No. 1 to Agreement for Lease ("Amendment No. 1"), dated as of September 16, 2002, between LMB FUNDING, LIMITED PARTNERSHIP, a Delaware limited partnership ("Owner"), and LOWER MOUNT BETHEL ENERGY, LLC, a Delaware limited liability company ("Agent"), amending the Original Agreement for Lease referred to below.

WHEREAS, Owner and Agent have heretofore entered into an Agreement for Lease, dated as of December 21, 2001 (the "Original Agreement for Lease") (the Original Agreement for Lease, as amended hereby and as may hereafter be further amended, modified, supplemented or restated from time to time, the "Agreement for Lease"); and

WHEREAS, Owner and Agent wish to amend the Original Agreement for Lease as hereinafter provided with the consent of the holders of the applicable percentage of the Notes;

NOW, THEREFORE, Owner and Agent hereby agree that the Original Agreement for Lease is amended as follows:

SECTION 1.   DEFINITIONS. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Original Agreement for Lease.

SECTION 2.   AMENDMENTS. The Original Agreement for Lease is hereby amended as follows:

2.1   Section 1 of the Original Agreement for Lease is amended by:

(i)    adding the following new definitions (to be inserted in appropriate alphabetical order in said subsection 1.1), which definitions read in their entirety as follows:

"DRBC: the Delaware River Basin Commission or any successor thereto.

Drought Conditions: any drought, reduced river flow or other water-related conditions or emergencies that are declared by the DRBC, PDEP or other Governmental Authority pursuant to any Legal Requirement and are applicable to the Project.

Easement Agreement: the Easement Agreement between PPL Martins Creek, LLC and Owner, dated September 11, 2002, as the same may be amended, modified, supplemented or restated from time to time in accordance with its terms, the terms of the Collateral Indenture and the terms of the Leasehold Mortgage (as defined in the Collateral Indenture).

PDEP: the Pennsylvania Department of Environmental Protection or any successor thereto.

Water Curtailment: any curtailment or cessation of Agent's or Owner's legal right or entitlement to use Delaware River water, in whole or in part, that is imposed under the terms of Agent's or Owner's water-related licenses or permits or applicable DRBC, PDEP or other Governmental Authority declarations or orders as a result of Drought Conditions.

Water Offset Rights: any ownership, contractual or other legal right or entitlement of Agent or Owner to store and/or release (or cause a third party to store and/or release) water into the Delaware River for the purpose of offsetting Agent or Owner's consumptive use of Delaware River water and reducing or avoiding a potential Water Curtailment.

(ii)   inserting the following at the end of the definition of "Assignee":

"and for the purposes of the first and last references to "Assignee" in clause (b) of subsection 10.4, the term "Assignee" shall mean the Majority Holders (as defined in the Note Purchase Agreement)."

(iii)   deleting the definition of "Gas Transportation Agreement" and inserting the following in its place:

"Gas Transportation Agreement: The Gas Transportation Agreement to be entered into by and between PPL Interstate Energy Company and Owner and/or Agent."

(iv)   deleting the definition of "Replacement MOU Agreement" and inserting the following in its place:

"Replacement MOU Agreement: the Water Services Agreement, dated as of September 16, 2002, entered into between PPL Martins Creek, LLC and Owner, as the same may be amended, modified, supplemented or restated from time to time in accordance with its terms and the terms of the Collateral Indenture, relating to the provision of certain water services for the Project and replacing the Memorandum of Understanding."

(v)   deleting the definition of "Project Contracts" and inserting the following in its place:

"Project Contracts: The Siemens Turbine Contract, the Ground Lease, the Easement Agreement, the EPC Contract, the EPC Guaranty, the Engineering Services Agreement, the Power Transformers Contract, the Township Development Agreement, the Operation and Maintenance Agreement, the Interconnection Agreement, the Replacement MOU Agreement, the Reimbursement and Ownership Agreement, the Gas Transportation Agreement and any other agreement or agreements entered into by Agent necessary for the construction and operation of the Project (from and after the date each such agreement becomes effective). A list of the Project Contracts in existence on the date hereof is attached as Exhibit E hereto."

2.2   Subsection 9.21 of the Original Agreement for Lease is amended by deleting such subsection in its entirety and inserting the following in its place:

"9.21. Replacement MOU Agreement and Easement Agreement. Agent agrees to comply with all of the obligations of the Owner under the Replacement MOU Agreement and the Easement Agreement; provided that, during the term of this Agreement, Agent shall not be obligated to make any payments thereunder unless it shall have received from Owner sufficient funds to make such payment."

2.3   Subsection 10.4 of the Original Agreement for Lease is amended by inserting the following at the end of the last parenthetical:

"; provided that amendments, modifications, supplements, restatements, consents or waivers which affect Sections 1.3, 2.2, 3.3, 3.4, 4.9, 5.3 or 5.4 of the Replacement MOU Agreement may only be made to the extent they are incidental, immaterial and not adverse to the Owner or Assignee unless the prior written consent of the Owner and the Assignee is obtained."

2.4   A new subsection 9.22 is added to the Original Agreement for Lease as follows:

"9.22. Acquisition of Water Offset Rights. Agent (i) acknowledges that the Project is subject to a potential Water Curtailment as a result of Drought Conditions and DRBC, PDEP or other Governmental Authority declarations or orders related thereto, and (ii) agrees that Agent shall be responsible for obtaining and maintaining Water Offset Rights on behalf of Owner for the purpose of reducing or avoiding a potential Water Curtailment with respect to the Project; provided that, during the term of this Agreement, Agent shall not be obligated to make any payments in connection with the Water Offset Rights unless it shall have received from Owner sufficient funds to make such payment. Agent further agrees to obtain the Water Offset Rights on behalf of Owner prior to the date upon which Mechanical Completion (as defined in the EPC Contract) has occurred under the EPC Contract. Agent and Owner confirm, acknowledge and agree that the Water Offset Rights are included in the definition of Collateral (as defined in the Pledge Agreement).

2.5   A new subsection 18.13 is added to the Original Agreement for Lease as follows:

"18.13   Rights to Electricity from Testing. Agent and Owner agree that Agent shall have a license to generate and hold the right to all test power generated during the start-up, testing and commissioning of the Project and the right to transmit and sell such test power."

2.6   Exhibit E and Exhibit F of the Original Agreement for Lease are deleted in their entirety and replaced with Exhibit A and Exhibit B to this Amendment No. 1 respectively.

SECTION 3.   MISCELLANEOUS.

3.1   This Amendment No. 1 may be executed in several counterparts, each of which when executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute but one and the same Amendment No. 1.

3.2   THIS AMENDMENT NO. 1 SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

3.3   Upon the effectiveness of this Amendment No. 1 (i) each reference in the Original Agreement for Lease to "this Agreement", "hereunder", "hereof" or words of like import referring to the Original Agreement for Lease shall mean and be a reference to the Original Agreement for Lease as amended by this Amendment No. 1 and as may hereafter be further amended, modified, supplemented or restated from time to time and (ii) each reference in any other related agreements to the "Agreement for Lease", "thereunder", "thereof" or words of like import referring to the Original Agreement for Lease, shall mean and be a reference to the Original Agreement for Lease as amended by this Amendment No. 1 and as may hereafter be further amended, modified, supplemented or restated from time to time.

3.4   Except as provided herein, all provisions, terms and conditions of the Original Agreement for Lease shall remain in full force and effect. As amended hereby, the Original Agreement for Lease is ratified and confirmed in all respects.

[Signature Page Follows]

   IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed as of the date first above written.

LMB FUNDING, LIMITED PARTNERSHIP By LMB Capital, Inc., its General Partner By:____________________________________ Name: Title:

LOWER MOUNT BETHEL ENERGY, LLC By:____________________________________ Name: Title:

EXHIBIT A

[List of Project Contracts]

EXHIBIT B

[PERMITS/PROJECT AUTHORIZATIONS]